UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 20, 2016

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 20, 2016 (the “settlement date”), Marriott International, Inc. (“we” or “us”) completed the previously announced debt exchange offers (the “exchange offers”) to exchange all validly tendered and not validly withdrawn 6.750% Notes due 2018 (the “Starwood 2018 Notes”), 7.150% Notes due 2019 (the “Starwood 2019 Notes”), 3.125% Notes due 2023 (the “Starwood 2023 Notes”), 3.750% Notes due 2025 (the “Starwood 2025 Notes”) and 4.500% Notes due 2034 (the “Starwood 2034 Notes” and, together with the Starwood 2018 Notes, the Starwood 2019 Notes, the Starwood 2023 Notes and the Starwood 2025 Notes, the “Starwood Notes” issued by Starwood Hotels & Resorts Worldwide, LLC (formerly known as Starwood Hotels & Resorts Worldwide, Inc. and referred to in this Current Report on Form 8-K as “Starwood”), for new notes issued by us (as described below). We accepted and subsequently cancelled the following aggregate principal amounts of Starwood Notes that holders validly tendered to us:

(i)	$324,137,000 aggregate principal amount of the Starwood 2018 Notes;

(ii)	$180,736,000 aggregate principal amount of the Starwood 2019 Notes;

(iii)	$290,974,000 aggregate principal amount of the Starwood 2023 Notes;

(iv)	$317,836,000 aggregate principal amount of the Starwood 2025 Notes; and

(v)	$277,607,000 aggregate principal amount of the Starwood 2034 Notes.

Following the cancellation of the aggregate principal amounts of the Starwood Notes listed above, $165,114,000 aggregate principal amount of the Starwood Notes remains outstanding across all five series.

In connection with the exchange offers, we also solicited consents from holders of the Starwood Notes to amend the indentures governing the Starwood Notes (collectively the “Starwood Indentures” and each, a “Starwood Indenture”) and the Starwood Notes, to, among other things eliminate (1) substantially all of the restrictive covenants, (2) the change of control provisions, (3) certain requirements that must be met for Starwood to consolidate, merge or sell all or substantially all of its assets and (4) certain events of default in the Starwood Indentures so they will no longer apply (collectively, the “proposed amendments”). Because more than 86 percent of the holders of each series of Starwood Notes consented to the proposed amendments, in excess of the majority of holders required by the Starwood Indentures, on the settlement date Starwood entered into (i) a supplemental indenture to the Starwood Indenture that governs the terms of the Starwood 2018 Notes and the Starwood 2019 Notes with U.S. Bank National Association, as trustee, and (ii) a supplemental indenture to the Starwood Indenture that governs the terms of the Starwood 2023 Notes, the Starwood 2025 Notes and the Starwood 2034 Notes with The Bank of New York Mellon, as trustee, in each case to adopt the proposed amendments (the “Supplemental Indentures”). The Supplemental Indentures now govern the Starwood Notes that remain outstanding.

In exchange for the validly tendered and accepted Starwood Notes, on the settlement date we issued $324,100,000 aggregate principal amount of 6.750% Series S Notes due 2018 (the “Series S Notes”), $180,734,000 aggregate principal amount of 7.150% Series T Notes due 2019 (the “Series T Notes”), $290,828,000 aggregate principal amount of 3.125% Series U Notes due 2023 (the “Series U Notes”), $317,830,000 aggregate principal amount of 3.750% Series V Notes due 2025 (the “Series V Notes”), and $277,590,000 aggregate principal amount of 4.500% Series W Notes due 2034 (the “Series W Notes” and, together with the Series S Notes, the Series T Notes, the Series U Notes, the Series V Notes, the “Marriott Notes”). The Marriott Notes are registered under the Securities Act of 1933, as amended (the “Act”), under a Registration Statement on Form S-4 (No. 333-214693) that we filed with the Securities and Exchange Commission (the “SEC”) on November 18, 2016. The terms of the Marriott Notes are further described in the Prospectus dated December 9, 2016 that we filed with the SEC under Rule 424(b)(3) of the Act on that date. The Marriott Notes are our unsecured and unsubordinated obligations and rank equally with all other unsecured and unsubordinated indebtedness that we have issued or will issue from time to time, and are governed by the terms of an indenture, dated as of November 16, 1998, between us and The Bank of New York Mellon (formerly The Bank of New York), as trustee.

The summary of the Supplemental Indentures in this Current Report on Form 8-K is not complete and is qualified in its entirety by reference to the complete terms of the Supplemental Indentures, copies of which are filed with this Current Report on Form 8-K as Exhibits 4.1 and 4.2, and are incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

(d)	Exhibits

4.1	Supplemental Indenture No. 7, to the Indenture, dated as of September 13, 2007, between Starwood and U.S. Bank National Association, as trustee (pertaining to the Starwood 2018 Notes and the Starwood 2019 Notes).

4.2	Supplemental Indenture No. 4, to the Indenture, dated as of December 10, 2012, between Starwood and the Bank of New York Mellon Trust Company, N.A., as trustee (pertaining to the Starwood 2023 Notes, the Starwood 2025 Notes and the Starwood 2034 Notes).

4.3	Form of Note for the Marriott 6.750% Series S Notes due 2018.

4.4	Form of Note for the Marriott 7.150% Series T Notes due 2019.

4.5	Form of Note for the Marriott 3.125% Series U Notes due 2023.

4.6	Form of Note for the Marriott 3.750% Series V Notes due 2025.

4.7	Form of Note for the Marriott 4.500% Series W Notes due 2034.

4.8	Indenture Officers’ Certificate (with respect to the Marriott 6.750% Series S Notes due 2018) pursuant to Section 301 of the Indenture, dated December 20, 2016.

4.9	Indenture Officers’ Certificate (with respect to the Marriott 7.150% Series T Notes due 2019) pursuant to Section 301 of the Indenture, dated December 20, 2016.

4.10	Indenture Officers’ Certificate (with respect to the Marriott 3.125% Series U Notes due 2023) pursuant to Section 301 of the Indenture, dated December 20, 2016.

4.11	Indenture Officers’ Certificate (with respect to the Marriott 3.750% Series V Notes due 2025) pursuant to Section 301 of the Indenture, dated December 20, 2016.

4.12	Indenture Officers’ Certificate (with respect to the Marriott 4.500% Series W Notes due 2034) pursuant to Section 301 of the Indenture, dated December 20, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC. (Registrant)

By:	/s/ Bao Giang Val Bauduin
Bao Giang Val Bauduin
Controller and Chief Accounting Officer

Date: December 20, 2016

EXHIBIT INDEX

Exhibit No.	Description

4.1	Supplemental Indenture No. 7, to the Indenture, dated as of September 13, 2007, between Starwood and U.S. Bank National Association, as trustee (pertaining to the Starwood 2018 Notes and the Starwood 2019 Notes).

4.2	Supplemental Indenture No. 4, to the Indenture, dated as of December 10, 2012, between Starwood and the Bank of New York Mellon Trust Company, N.A., as trustee (pertaining to the Starwood 2023 Notes, the Starwood 2025 Notes and the Starwood 2034 Notes).

4.3	Form of Note for the Marriott 6.750% Series S Notes due 2018.

4.4	Form of Note for the Marriott 7.150% Series T Notes due 2019.

4.5	Form of Note for the Marriott 3.125% Series U Notes due 2023.

4.6	Form of Note for the Marriott 3.750% Series V Notes due 2025.

4.7	Form of Note for the Marriott 4.500% Series W Notes due 2034.

4.8	Indenture Officers’ Certificate (with respect to the Marriott 6.750% Series S Notes due 2018) pursuant to Section 301 of the Indenture, dated December 20, 2016.

4.9	Indenture Officers’ Certificate (with respect to the Marriott 7.150% Series T Notes due 2019) pursuant to Section 301 of the Indenture, dated December 20, 2016.

4.10	Indenture Officers’ Certificate (with respect to the Marriott 3.125% Series U Notes due 2023) pursuant to Section 301 of the Indenture, dated December 20, 2016.

4.11	Indenture Officers’ Certificate (with respect to the Marriott 3.750% Series V Notes due 2025) pursuant to Section 301 of the Indenture, dated December 20, 2016.

4.12	Indenture Officers’ Certificate (with respect to the Marriott 4.500% Series W Notes due 2034) pursuant to Section 301 of the Indenture, dated December 20, 2016.